SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ______________________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported):  February 25, 2000

                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.
                      ____________________________________
         (Exact name of registrant as specified in its charter)

  New Jersey                      33-27399                         22-2469174
 (State or other                (Commission                       (IRS Employer
 jurisdiction of                File Number)                      Identification
  incorporation)                                                     Number)

    Indiana Avenue & the Boardwalk
    Atlantic City, New Jersey                                  08401
   (Address of principal executive offices)                 (Zip Code)

                         Registrant's telephone number,
                       Including area code: (609) 340-3400








     This Current Report contains 17 pages.

          Item 5.  Other Events

          On October 5, 1999, Atlantic City Boardwalk Partnership, L.P. (the "Partnership") filed a petition for reorganization in the United States Bankruptcy Court, District of New Jersey under Chapter 11 of the United States Bankruptcy Code.

          The Partnership owns the land, buildings, parking facility and non-gaming depreciable, tangible property (collectively, "Hotel Assets") of The Claridge Hotel and Casino ("Claridge") located in Atlantic City, New Jersey. The Partnership leases the Hotel Assets to The Claridge at Park Place, Incorporated ("New Claridge"), a wholly-owned subsidiary of The Claridge Hotel and Casino Corporation ("Corporation"), under operating leases.

          Following its bankruptcy filing, the Partnership sent a no-action request letter to the Securities and Exchange Commission seeking concurrence of the staff that it would take no enforcement action against the Partnership if it modified its reporting requirements in light of the Partnership's financial situation and lack of trading activity in its securities. The Partnership proposed filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-K and 10-Q. While the Partnership has not yet received a response to its no-action request, it is nevertheless filing a copy of its fourth trustee report as an exhibit to this form.

          The Claridge, New Claridge and the Partnership filed a Joint Disclosure Statement and Plan of Reorganization with the Bankruptcy Court. A hearing on the adequacy of the Disclosure Statement is scheduled for March 21, 2000.

     Item 7.  Exhibits

         99.1 United States Trustee Report of the Partnership for January 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLANTIC CITY BOARDWALK ASSOCIATES, L.P.

                                    By:  /s/Anthony C. Atchley
                                         Anthony C. Atchley, General Partner

     Dated:  March 6, 2000

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:      Atlantic City Boardwalk Associates, L.P.

Case Number:      99-18903 JHW

For the month of:  January, 2000


-------------------------------------------------------------------- --------------- --------------- -----------------
                                                                     Document        Previously      Explanation
Required Documents                                                   Attached        Submitted       Attached
-------------------------------------------------------------------- --------------- --------------- -----------------

1.              Income Statement                                     (X)             ( )              (  )
2.              Balance Sheet                                        (X)             ( )              (  )
3.              Statement of Cash Receipts and Disbursement          (X)             ( )              (  )
4.              Statement of Aged Receivables                        (X)             ( )              (  )
5.              Statement of Aged Payables                           (X)             ( )              (  )
6.              Statement of Operations, Taxes, Insurance and        (X)             ( )              (  )
                Personnel

7.              Tax Receipts                                         (X)             ( )              (  )

8.              Other documents/reports as                           (X)             ( )              (  )
                required by the U.S. Trustee:
                Bank statements
                ----------------------------------------------------

                ----------------------------------------------------

Note:

The attached statements have been prepared consistent with previous filings, but may require updating upon preparation of the Partnership's 1999 Income Tax return.

The  undersigned  individuals  certifies  under  penalty of  perjury  (28 U.S.C.
Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By:/s/Anthony C. Atchley
   ___________________________________                  Dated: March 1, 2000
   Anthony C. Atchley, General Partner
   Title of Debtor Representative

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                                INCOME STATEMENT

                         For the Month Ending:  1/31/00

Debtor Name: Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

                                                            Prior                                 Current
                                                            Month                                 Month

Accrued Operating Leases                                  1,883,330                                2,173,025
                                              ------------------------------------     ------------------------------
Less:  Returns and Allowances
                                              ------------------------------------     ------------------------------
Accrued Operating Leases                                  1,883,330                                2,173,025
                                              ------------------------------------     ------------------------------
Cost of Sales: (1)
                                              ------------------------------------     ------------------------------
  Beginning Inventory
                                              ------------------------------------     ------------------------------
  Add:  Purchases
                                              ------------------------------------     ------------------------------
  Less:  Ending Inventory
                                              ------------------------------------     ------------------------------
Cost of Goods Sold
                                              ------------------------------------     ------------------------------
Other Operating Expenses:                                   933,225                                  886,959
  Facilities and Maintenance Exp.
                                             -------------------------------------     ------------------------------
  Officers Salaries                                          10,833                                   10,833
                                             -------------------------------------     ------------------------------
  Direct Labor/Salaries                                       1,160                                    1,080
                                             -------------------------------------     ------------------------------
  Benefits/Payroll Taxes                                        118                                      222
                                             -------------------------------------     ------------------------------
  Supplies                                                                                               155
                                             -------------------------------------     ------------------------------
  Insurance
                                             -------------------------------------     ------------------------------
  Rent                                                          964                                      964
                                             -------------------------------------     ------------------------------
  Depreciation                                              212,727                                  161,013
                                             -------------------------------------     ------------------------------
  General & Administrative                                   52,243                                   58,600
                                             -------------------------------------     ------------------------------
Net Operating Profit (Loss)                                 672,060                                1,053,199
                                             -------------------------------------     ------------------------------



                                                             Prior                                     Current
                                                             Month                                      Month
Add:  Other Income(2)                                        36,000(a)                                 36,000(a)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Less:  Other Expenses
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
  Interest Expense                                       (1,016,312)                                 (867,241)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
  Other(3)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Total Other Expenses                                     (1,016,312)                                 (867,241)
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
  Gain (Loss) Sale of Assets
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Profit (Loss) Before Taxes                                 (308,252)                                  221,958
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Income Taxes
                                                 ------------------------------          -------------------------------------
                                                                                         -------------------------------------
Net Profit (Loss)                                          (308,252)                                  221,958
                                                 ------------------------------          -------------------------------------

--------------------------------------------------------------------------------

1. If perpetual inventory records are not maintained, use of the prior period gross percentage is acceptable but must be disclosed.

2.       Identify the source if the amount is $500.00 or more.

3.       Provide details on "other" expenses over $500.00.

         (a) Accrued interest earned on Note receivable from Claridge Hotel and Casino Corporation.


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          BALANCE SHEET As of 1/31/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW

ASSETS                                                                Prior Month                     Current Month
Current Assets
                 Cash                                                  198,246                           208,705
                                                          -------------------------------       ------------------------------------
                 Inventory
                                                          -------------------------------       ------------------------------------
                 Accounts Receivable                                 1,782,071                         2,318,366
                                                          -------------------------------       ------------------------------------
                 Notes Receivable
                                                          -------------------------------       ------------------------------------
                 Other (attach list)                                   568,078(a)                        532,190(a)
                                                          -------------------------------       ------------------------------------
Total Current Assets                                                 2,548,395                         3,059,261
                                                          -------------------------------       ------------------------------------

Fixed Assets
                                                          -------------------------------       ------------------------------------
                Property and Equipment                             197,337,548                       197,337,548
                                                          -------------------------------       ------------------------------------
                Accumulated Depreciation                          (181,272,694)                     (181,433,611)
                                                          -------------------------------       ------------------------------------
Total Fixed Assets                                                  16,064,854                        15,903,937
                                                          -------------------------------       ------------------------------------
                Other Assets (attach list)                          24,332,652(b)                     24,368,556(b)
                                                          -------------------------------       ------------------------------------
TOTAL ASSETS                                                        42,945,901                        43,331,754
                                                          -------------------------------       ------------------------------------

LIABILITIES
Post-petition Liabilities:

                Accounts Payable                                       146,174                           204,462
                                                          -------------------------------       ------------------------------------
                Notes Payable
                                                          -------------------------------       ------------------------------------
                Rents & Leases Payable
                                                          -------------------------------       ------------------------------------
                Taxes Payable
                                                          -------------------------------       ------------------------------------
                Accrued Interest
                                                          -------------------------------       ------------------------------------
                Other:
                                                          -------------------------------       ------------------------------------
Total Post-petition Liabilities:                                       146,174                           204,462
                                                          -------------------------------       ------------------------------------
Pre-petition Liabilities
                                                                                                ------------------------------------
             Unsecured Debt                                             36,559                            36,559
                                                          -------------------------------       ------------------------------------
             Notes Payable-Secured                                  87,271,722                        87,377,329
                                                          -------------------------------       ------------------------------------
             Other Debt (priority claims)
                                                          -------------------------------       ------------------------------------
                      Taxes                               -------------------------------       ------------------------------------
                      Wages
                                                          -------------------------------       ------------------------------------
                      Deposits
                                                          -------------------------------       ------------------------------------
             Other:
                                    -----------------     -------------------------------       ------------------------------------
Total Pre-petition Liabilities                                      87,308,281                        87,413,888
                                                          -------------------------------       -----------------------------------
TOTAL LIABILITIES                                                   87,454,455                        87,618,350
                                                          -------------------------------       ------------------------------------



OWNER EQUITY (DEFICIT)

                      Preferred Stock
                                                          -------------------------------       ------------------------------------
                      Common Stock
                                                          -------------------------------       ------------------------------------
                      Capital Surplus
                                                          -------------------------------       ------------------------------------
                      Retained Earnings
                                                          -------------------------------       ------------------------------------

PARTNERS' INVESTMENT (DEFICIT)                                     (44,508,554)                       (44,286,596)
                                                          -------------------------------       ------------------------------------

TOTAL OWNER EQUITY
  (NET WORTH)                                                      (44,508,554)                       (44,286,596)
                                                         ================================      =====================================

TOTAL LIABILITIES AND
  OWNER EQUITY                                                      42,945,901                         43,331,754
------------------------------------------------------   ================================      =====================================

NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market

4. Identify any changes in stock holdings of "insiders" during the reporting period.


(a)        Other Current Assets:

                                                                           Prior           Current
                                                                           Month           Month

           Accounts Receivable - Trustees to Bondholders            $    329,848        $ 305,273
           Interest receivable - Partner Notes                            33,697           33,697
           Prepaid Expenses                                               49,960           49,960
           Other Facilities and Maintenance Assets                       154,573          143,260
                                                                   -------------         --------
                                                                    $    568,078        $ 532,190
                                                                   =============         ========

(b)      Other Non-Current Assets:
         -------------------------

           Deferred Rent from Claridge at Park Place                $ 16,177,500       16,177,500
           Note Receivable and Accrued Int-Claridge at Park Place      8,154,000        8,190,000
           Intangible Assets, Net of Amortization                          1,152            1,056
                                                                   -------------      -----------
                                                                    $ 24,332,652     $ 24,368,556
                                                                   =============      ===========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 1/31/00

Debtor Name: Atlantic City Boardwalk      Account Name:  Atlantic City Boardwalk
             Associates, L.P.                            Associates, L.P.
Case Number: 99-18903 JHW                 Debtor in Possession Account
                                          Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

      Date               Description (Source)                            Amount

    1/1/00               Beginning Cash Balance                     $ 198,196.24
                                                                     -----------

    1/18/00              Payment from Trustee to Bondholders           24,574.40
                                                                     -----------
                                Total Cash Receipts                 $  24,574.40
                                                                     -----------
--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)


   Date               Check No.      Payee                                 Description                           Amount


1/3/00                 1052         Petty Cash                            Supplies                                 90.00
1/12/00                1053         All Pro Cleaning Services             Cleaning                                 50.00
1/12/00                1054         Federal Express                       Delivery                                 33.95
1/18/00                1055         AT&T                                  Deposit                                 550.00
1/18/00                1056         Nevada Department of Taxation         Payroll taxes                             9.00
1/18/00                1057         Masco Properties                      Rent                                    963.68
1/26/00                1058         U.S. Trustee                          Bankruptcy Fees                         250.00
1/26/00                1059         Anthony C. Atchley                    Gen'l Partner Fee                     5,416.67
1/26/00                1060         Gerald C. Heetland                    Gen'l Partner Fee                     5,416.67
                                                                                                              ----------
     Total Cash Disbursements                                                                                $(12,779.97)
                                                                                                              ----------

Adjustments (explain)
1/11/00        Transfer to DIP Payroll Acct.                       (92.90)
1/18/00        Wire Transfer Fee                                   (15.00)
1/18/00        Transfer to DIP Payroll Acct.                       (50.00)
1/26/00        Transfer to DIP Payroll Acct.                    (1,200.05)
                                                                ----------
                       Total Adjustments                        (1,357.95)
                                                                ---------


Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                            $208,632.72
                                                              ===========

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
--------------------------------------------------------------------------------

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                         For the Month Ending: 1/31/00

Debtor Name: Atlantic City Boardwalk      Account Name:  Atlantic City Boardwalk
               Associates, L.P.                              Associates, L.P.
Case Number: 99-18903 JHW                 Debtor in Possession Payroll Account
                                          Depository:  Bank of America

                                  CASH RECEIPTS
                     (attach additional sheets as necessary)

    Date               Description (Source)                             Amount

    1/1/00            Beginning Cash Balance                        $    1.05
                                                                      --------
   1/11/00            Transfer from DIP Account                         92.90
   1/18/00            Transfer from DIP Account                         50.00
   1/26/00            Transfer from DIP Account                      1,200.05
                                                                     ---------
                         Total Cash Receipts                        $1,342.95
                                                                     --------


--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)

    Date               Check No.          Payee                      Description                 Amount

1/11/00                  N/A        Qwik Pay                          Payroll taxes and fees     (100.85)
12/28/99                 N/A        Barbara Constantine               Payroll                    (947.38)
12/28/99                 N/A        Qwik Pay                          Payroll taxes and fees     (244.72)
                                                                                               ----------
Total Cash Disbursements                                                                      $(1,292.95)
                                                                                               ----------

Adjustments (explain)

1/12/00                       Bank Charges                                                    $   (28.00)
                                                                                               ----------
Ending Cash Balance (must be reconcilable to the bank
statement for account cited above)                                                            $    23.05
                                                                                              ==========

                                                                       Exhibit 6
--------------------------------------------------------------------------------
                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                          STATEMENT OF AGED RECEIVABLES

                         For the Month Ending: 1/31/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:  99-18903 JHW


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Total Due                 Current                Past Due                Past Due               Past Due
                                (0-30 Days)          (31-60 Days)            (61-90 Days)              (91+Days)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Pre-petition


    1,183,198                                                                                        1,183,198
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Post-petition


    1,135,168                   536,295               137,936               252,705                    208,232
------------------------- ---------------------- ----------------------- ---------------------- ---------------------

Totals


    2,318,366                   536,295               137,936               252,705                  1,391,430
------------------------- ----------------------- ---------------------- ---------------------  ---------------------

Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

All accounts receivable are due from Claridge at Park Place, Inc. CPPI is bankruptcy debtor under Chapter 11. Some of the prepetition receivables are being held in escrow pursuant to an Order of the Bankruptcy Court in the CPPI bankruptcy case.
--------------------------------------------------------------------------------


2. Provide details on all receivables due from any affiliate of debtor in an attachment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION:
                                                           ---------------------
1.  Opening Balance (total from prior report)                 $  1,782,071
                                                           ---------------------
2.  New Accounts this Month                                        536,295
                                                           ---------------------
3.  Balance (add lines 1 and 2)                                  2,318,366
                                                           ---------------------
4.  Amount Collected on Prior Accounts                                   0
                                                           ---------------------
5.  Closing Balance (subtract line 4 from line 3)             $  2,318,366

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                         For the Month Ending:  1/31/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number:   99-18903 JHW

-------------------- ------------------ ------------------- ------------------ ------------------- ------------------
Account                                  Current             Past Due           Past Due            Past Due
Name:                 Description:       (0-30 Days)         (31-60 Days)       (61-90 Days)        (91+Days)

A/P                   Other               204,462

TOTALS                                    204,462
------------------- ------------------ ------------------- ------------------ ------------------- -------------------

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

ACCOUNTS PAYABLE RECONCILIATION:

1.       Opening Balance (total from prior report)                      146,174
2.       Total New Indebtedness Incurred This Month                      58,462
3.       Balance (add lines 1 and 2)                                    204,636
4.       Amount Paid on Prior Accounts Payable                             (174)
5.       Closing Balance (subtract line 4 from line 3)                  204,462

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL

                         For the Month Ending:  1/31/00

Debtor Name:  Atlantic City Boardwalk Associates, L.P.

Case Number: 99-18903 JHW

1.  What  efforts  have  been  made  toward  the   preparation   of  a  plan  of
reorganization?

          The Debtor has filed a joint plan of reorganization and disclosure statement with the Claridge at Park Place, Inc. and the Claridge Hotel and Casino Corporation. The Court has scheduled a hearing on the adequacy of the disclosure statement for March 21, 2000.


2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre petition unsecured debt, except as have been authorized by the Court?

           [ ] Yes             [X]  No

Identify amount, who was paid and date paid: -----------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary.)

     On December 21, 1999 the Bankruptcy Court entered a Stipulation and Order which provides inter alia, for the payment of the Debtor's operating expense budget through June 2000 subject to certain conditions.

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

         None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.


N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.       STATUS OF TAXES



                              Amount Withheld or                                                Post-Petition Taxes
                              Accrued                   Amount Paid         Date Paid           Past Due
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FEDERAL TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
FICA                                                        165.24            1/26/00
Withholding                                                  50.00            1/26/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Unemployment                                                  8.64            1/26/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------

----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
STATE TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Labor &
Industries                                                  9.00              1/18/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Income
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Employment Sec.                                              3.24             1/26/00
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Dept. of Revenue
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
            B&O
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Sales
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
           Excise
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------

----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
OTHER TAXES
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
City Business
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
License
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Personal Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Real Property
----------------------------- ------------------------- ------------------- ------------------- ----------------------
----------------------------- ------------------------- ------------------- ------------------- ----------------------
Other (List)
----------------------------- ------------------------- ------------------- ------------------- ----------------------

Explain reason for any past due post-petition taxes:
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

7.  SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/ INSIDERS*

Payee Name                          Position                          Nature of Payment                Amount
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Anthony C. Atchley                  General Partner                   General Partner fee              5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Gerald C. Heetland                  General Partner                   General Partner fee              5,416.67
----------------------------------- --------------------------------- -------------------------------- -----------------------------

*List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.  SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
                                Appointment            Amount Paid           Date of Court          Aggregate        Estimated
                                Date                   This Month            Approval               Received         Balance Due
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Debtor's Counsel                10/29/99 nunc pro           $    0                                                         180,000
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
Creditors'                                                  $
Committee Counsel
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Trustee Counsel                                             $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Accountants                     10/29/99 nunc pro           $    0                                                          24,000
                                tunc to 10/5/99
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Other:                                                      $
------------------------------- ---------------------- --------------------- ---------------------- ---------------- ---------------

Identify fees accrued but not paid: Debtor's Counsel - $180,000; Accountants - $24,000


9. Explain any changes in insurance coverage which occurred during the reporting period.





10. PERSONNEL
---------------------------------------------- -------------------------------------------- ---------------------------------------
                                                                Full Time                                    Part Time
---------------------------------------------- -------------------------------------------- ----------------------------------------

Total number of employees at
beginning of period                                                                                             1
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number hired during the period                                                                                  0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Number of terminated or resigned
during period                                                                                                   0
---------------------------------------------- -------------------------------------------- ----------------------------------------
Total number of employees on payroll at                                                                         1
period end
--------------------------------------------- -------------------------------------------- -----------------------------------------

         Total payroll for the period $1,080
                                      ------